UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 9, 2026
_______________________________________________________
KORN FERRY
(Exact name of registrant as specified in its charter)
_______________________________________________________

Delaware	001-14505	95-2623879
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Avenue of the Stars, Suite 1225
Los Angeles, California 90067
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 552-1834
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	KFY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 8.01 Other Events.
Korn Ferry (the “Company”) is filing this Current Report on Form 8-K (“Form 8-K”) to recast historical segment information as set forth in the Company’s Annual Report on Form 10-K for the year ended April 30, 2026, as filed with the Securities and Exchange Commission (“SEC”) on June 26, 2026 (“Original Report”). The information in this Form 8-K is not an amendment or restatement of the Original Report.
As mentioned in the Original Report, effective May 1, 2026 for the Company’s fiscal year 2027, the Company realigned its organizational structure and reportable business segments by geography into three reportable segments: (i) Americas, (ii) Europe, Middle East and Africa and (iii) Asia Pacific. This realignment had no impact on the Company’s historical consolidated financial position, results of operations or cash flows.
Exhibit 99.1 to this Form 8-K provides recast segment information within the following items of the Company’s Original Report to reflect the changes made to its segment reporting:
•Part I, Item 1. Business - solely to reflect changes under the captions “Corporate Functions, Technology, and Global Footprint,” “Operating Model and Financial Reporting Alignment,” “Competition,” and “Fiscal 2026 Financial Performance”;
•Part I, Item 1A. Risk Factors - solely to update segment references;
•Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - solely to reflect changes in “Executive Summary,” “Critical Accounting Policies,” and “Results of Operations”; and
•Part IV, Financial Statements and Financial Statement Schedules - solely to reflect the revised segment presentation and related disclosures in “Notes to Consolidated Financial Statements,” specifically “Note 1, Organization and Summary of Significant Accounting Policies,” “Note 7, Fee Revenue,” “Note 10, Property and Equipment, Net,” “Note 12, Segments,” “Note 13, Restructuring Charges, Net,” “Note 14, Goodwill and Intangible Assets,” and “Note 16, Acquisition.”
The items included in Exhibit 99.1 to this Form 8-K update the same items presented in the Original Report solely to reflect changes in the Company’s reportable segment information and the related impacts to segment disclosures as a result of the recast described above and do not represent a restatement of previously issued financial statements. There are no other changes to disclosures presented in the Original Report, including the Company’s previously reported consolidated balance sheets, consolidated statements of income, consolidated statements of comprehensive income, consolidated statements of stockholders’ equity and consolidated statements of cash flows. The Company is also filing the Report of Independent Registered Public Accounting Firm on the Company’s consolidated financial statements for the year ended April 30, 2026, which is unchanged from the Original Report, other than the dual date to reflect the recast segment presentation.
This Form 8-K does not reflect changes, developments or events occurring subsequent to the filing of the Original Report and does not modify or update the disclosures in any way, other than as required to retrospectively recast the change in segment reporting. Therefore, this Form 8-K and Exhibit 99.1 hereto should be read in conjunction with the Company’s Original Report as filed, Quarterly Report on Form 10-Q for the quarterly period ended July 31, 2026, and other periodic and current reports on Form 8-K.
Item 7.01 Regulation FD Disclosure.
The Company is also furnishing certain recast unaudited historical financial information for each quarter of fiscal year 2026, attached hereto as Exhibit 99.2. Because the operating results of the new segments for the Company’s fiscal year 2026 will not be reported until the Form 10-Q is filed for each quarter of the Company’s fiscal year 2027 and the Form 10-K for the Company’s fiscal year 2027, management is providing recast segment historical information to investors in advance to enhance understanding of the operating performance of the Company’s realigned segments. Therefore, Exhibit 99.2 to this Form 8-K presents quarterly unaudited financial information recast to reflect changes to the Company’s segment reporting for each quarter in the fiscal year ended April 30, 2026 to supplement financial disclosures included in the Company’s previously filed reports and to recast previously disclosed quarterly historical segment information under the realigned segment reporting structure.
The recast of the previous quarterly segment financial information included in this Form 8-K is provided voluntarily to investors and is not required by accounting principles generally accepted in the United States of America (“GAAP”) and solely reflect changes in the Company’s reportable segment information and the related impacts to segment disclosures as a result of the recast described above and do not represent a restatement of previously issued financial statements. The recast information does not affect the Company’s GAAP consolidated reported net income, earnings per share, operating income, or total assets or liabilities for any of the previously reported periods.

This information included in this Item 7.01, as well as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1
Items from the Company’s Annual Report on Form 10-K for the year ended April 30, 2026, updated to reflect the recast segment presentation of Item 1. Business, Item 1A. Risk Factors, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Financial Statements and Financial Statement Schedules.

99.2
Recast unaudited financial information for the quarterly periods ended July 31, 2025, October 31, 2025, January 31, 2026 and April 30, 2026, reflecting changes in Korn Ferry's reportable segment information.

101	The following financial statements from the Company’s Current Report on Form 8-K dated September 9, 2026 formatted in Inline XBRL: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Income, (iii) Consolidated Statements of Comprehensive Income, (iv) Consolidated Statements of Stockholders' Equity, (v) Consolidated Statements of Cash Flows and (vi) Notes to Consolidated Financial Statements, tagged as blocks of text and including detailed tags.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KORN FERRY
(Registrant)

Date: September 9, 2026	/s/ Robert P. Rozek
(Signature)
	Name:	Robert P. Rozek
	Title:	Executive Vice President, Chief Financial Officer and Chief Corporate Officer